Filed by Charles River Laboratories International, Inc.
pursuant to Rule 14a-12
of the Securities Exchange Act of 1934

Subject Company: Charles River Laboratories, Inc.
(Commission File No.: 001 – 15943)

                                Charles River and
                                WuXi PharmaTech:
                                The First Global
                                 Early-Stage CRO

                                 Jefferies 2010
                              Global Life Sciences
                                   Conference
                                  JUNE 10, 2010

                                 James C. Foster
                          Chairman, President and CEO

                                 charles river
             (c) 2010 Charles River Laboratories International, Inc.

Safe Harbor Statement

This document includes "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "expect,"
"estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on current expectations and beliefs of Charles River Laboratories ("Charles River") and WuXi PharmaTech
(Cayman) Inc ("WuXi"), and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain stockholder or regulatory approvals required for the combination; 2) problems may arise in successfully integrating the businesses of the two companies
(including retention of key executives); 3) the acquisition may involve unexpected costs; 4) the combined company may be unable to achieve cost and revenue synergies or achieve potential revenue growth and non-GAAP margin expansion; 5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in Securities and
Exchange Commission ("SEC") reports filed or furnished by Charles River and
WuXi.

In addition, these statements include the combined financial outlook of Charles
River for 2011 and anticipated use of cash flow, the availability of funding for our customers and the impact of economic and market conditions on them generally, the anticipated strength of our balance sheet, the effects of our
2009 and 2010 cost-saving actions and other actions designed to manage expenses, operating costs and capital spending, and to streamline efficiency, and the ability of the Company to withstand the current market conditions.
Forward-looking statements are based on Charles River's current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the ability to successfully integrate the businesses we acquire; the ability to successfully develop and commercialize SPC's technology platform; a decrease in research and development spending, a decrease in the level of outsourced services, or other cost reduction actions by our customers; the ability to convert backlog to sales;
special interest groups; contaminations; industry trends; new displacement technologies; USDA and FDA regulations; changes in law; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations; changes in tax regulation and laws; changes in generally accepted accounting principles; and any changes in business, political, or economic conditions due to the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Charles River's Annual Report on
Form 10-K as filed on February 19, 2010 and Quarterly Report on Form 10-Q as
filed on April 29, 2010, as well as other filings we make with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Charles River and WuXi. Charles River and WuXi assume no obligation and expressly disclaim any duty to update information contained in this filing except as required by law.

                                                                   charles river

Non-GAAP Financial Measures

This presentation includes discussion of non-GAAP financial measures. We believe that the inclusion of these non-GAAP financial measures provides useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of one-time charges, consistent with the manner in which management measures and forecasts the
Company's performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. The company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.

Additional Information

This document may be deemed to be solicitation material in respect of the proposed combination of Charles River and WuXi. In connection with the proposed transaction, Charles River has filed a preliminary proxy statement and will file a definitive proxy statement with the SEC. The information contained in the preliminary filing is not complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information.
The definitive proxy statement will be mailed to the shareholders of Charles
River seeking their approval of the proposed transaction. Charles River's shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Charles River Laboratories,
251 Ballardvale Street, Wilmington, MA 01887, Attention: General Counsel. In
addition, the preliminary proxy statement is and the definitive proxy statement will be available free of charge at the SEC's website, www.sec.gov. Shareholders may also access copies of the documents filed with the SEC by Charles River on
Charles River's website at www.criver.com.

Charles River and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Charles
River's directors and executive officers is available in Charles River's proxy statement for its 2010 annual meeting of shareholders, which was filed with the
SEC on March 30, 2010. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Charles
River shareholders in connection with the proposed transaction is set forth in the preliminary proxy statement filed with the SEC.

This document does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. The Charles River shares to be issued in the proposed transaction have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Charles River intends to issue such
Charles River shares pursuant to the exemption from registration set forth in
Section 3(a)(10) of the Securities Act.

                                                                   charles river

Charles River and WuXi:

A Transformational Combination

o    The combination creates the first fully integrated global early-stage contract research organization (CRO)

     o    Offers a full range of products and services from molecule creation to first-in-human testing

     o    Leverages increasing strategic importance of China

o    Drives Charles River (CRL) shareholder value through profitable growth and higher combined margins

     o    Expanded portfolio drives increased sales

o    Provides compelling value to clients, meeting their needs for early-stage drug development efforts on a global basis

                                                                   charles river

Timing of the Acquisition is Key

o    Critical inflection point in terms of rapid client consolidation and infrastructure reductions

     o    Accelerating need for strategic outsourcing

o    ________ Clients are reducing the number of strategic partners to those with financial strength, scientific depth, global footprint and an expanding portfolio of services

o    As client strategies evolve, next 12-24 months are key to gaining significant business pursuant to longer-term contracts

o    CRL is a stronger organization due to PCS reorganization, sales force realignment, ERP implementation and Six Sigma initiative

o    PCS business has stabilized

o    WuXi will achieve its vision of becoming a global integrated service provider on an accelerated basis

                                                                   charles river

Charles River Today

- A leading ***in vivo* biology** company
  - **$1.20B** in net sales (FY '09)
- **Unique portfolio** of products and services focused on the research and development continuum for new drugs
- A **multinational** company with ~8,000 employees worldwide
  - ~70 facilities in 16 countries
    - Continuous expansion to support client needs

Client Base


Non-Commercial
16%
Commercial
84%


ROW
34%
North America
66%

Geographic Sales by Facility Location

Source: Based on Charles River's FY 2009 net sales.

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WuXi Today

o    A leading chemistry company

     o    $270M in net sales (FY09)

o    Service portfolio supports clients early with molecule creation, extending downstream through laboratory and manufacturing services

o    Largest China-based CRO with ~4,200 employees worldwide

     o    One of the largest employers of chemists in the world

     o    7 facilities in China and U.S. to support clients globally

                   ROW
                   10%

     Client Base              Geographic Sales
                            by Facility Location

Source: Based on WuXi's information as disclosed in its Form 20-F filed with the SEC on 04/23/2010 and other public documents.

                                                                   charles river

WuXi Overview

Headquarters	➢ Shanghai, China
Service Offerings	➢ Laboratory services, consisting of synthetic and medicinal chemistry, DMPK/ADME, biology, microbiology, *in vivo* pharmacology, toxicology, pharmaceutical development, analytical services, biopharmaceutical, *in vitro* and *in vivo* biocompatibility testing and efficacy testing ➢ Manufacturing services, focusing on advanced intermediates and active pharmaceutical ingredients (APIs)
Employees	➢ ~4,200 employees (~3,800 in China and ~400 in the U.S.)
Facilities	**~ 2.0M ft² of lab facilities and manufacturing space** ➢ **China:** ▪ 1.0M ft² total research facilities in Shanghai and Tianjin ▪ 293K ft² total cGMP* quality process development and manufacturing facilities in Shanghai ▪ 314K ft² drug safety evaluation center in Suzhou ➢ **United States:** ▪ 209K ft² total three state-of-the-art FDA-registered facilities in St. Paul, MN, Philadelphia, PA and Atlanta, GA
Customers	➢ Over 800 clients worldwide including 100+ for pharmaceutical services and 700+ for biologics and device services ➢ 100% repeat business from top 10 customers

* Current Good Manufacturing Practice

Source: Based on WuXi's information as disclosed in its Form 20-F filed with the SEC on 04/23/2010 and other public documents.

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WuXi Overview - History

- **2000**
  - Founded
- **2001–2002**
  - Established discovery chemistry and FTE-based services
- **2003**
  - Established process development services
- **2004**
  - Established research manufacturing services
- **2005**
  - Established bioanalytical services (BAS) operation
- **2006**
  - Established service biology operation and analytical development services (ADS)
- **2007**
  - Opened Tianjin campus
  - Established toxicology and formulation services
  - IPO; Listed on NYSE
- **2008**
  - Acquired AppTec Laboratory Services
- **2009**
  - Opened Suzhou toxicology facility
  - Completed commercial-scale manufacturing plant
  - Passed FDA audit for bioanalytical services
  - Passed EMEA audit at all 3 U.S. sites for release testing

Revenue



(US$ in Millions)
$21
$34
$70
$135
$254
$270
2004
2005
2006
2007
2008
2009

Employees



No. of Total Employees
No. of Scientists
48 27
12883
252
160
533
332
890
560
1,843
1,244
2,770
2,106
3,776
2,818
4,202
2,984
2001
2002
2003
2004
2005
2006
2007
2008
2009

9

Source: Based on WuXi's information as disclosed in its Form 20-F filed with the SEC on 04/23/2010 and other public documents.

charles river

 The New CRL: Global Integrated Services

                                    Discovery

                                   Preclinical

                            Research Models and Services

                                    Clinical

                                                                   charles river

The New CRL Business Segments

2009 Combined Sales*: $1.5B

DS 15%          RMS 44%                 PCS 41%

DS: Discovery Services
RMS: Research Models and Services
PCS: Preclinical Services

* Based on FY 2009 combined sales, with Charles River's DIS included in DS and
  WuXi's U.S.-based Laboratory Services included in PCS. WuXi's information is as disclosed in its Form 20-F filed with the SEC on 04/23/2010 and other public documents.

                                                                   charles river

The New CRL Business Portfolio

Discovery Services	Research Models & Services	Preclinical Services
➢ A leader in discovery chemistry services ➢ A leading position in non-GLP efficacy testing ▪ DIS ➢ Developing position in chemistry-based manufacturing ▪ Research and commercial scale	➢ The market leader in research model production ➢ Largest number of most widely used models ▪ Disease-specific models ➢ A leading service provider with broad capabilities ▪ GEMS, RADS, CSS ➢ A leader in endotoxin detection ▪ Endosafe®-PTS™	➢ A leader in GLP safety assessment ▪ Both in Western markets and China ▪ Breadth and depth of specialty services is key competitive advantage ➢ A leader in worldwide biopharmaceutical services (BPS) ➢ Phase I clinic in U.S.

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Drives Profitable Revenue Growth

- Global outsourced discovery chemistry segment is estimated to be at least **$2B** in 2010, with a mid-teens CAGR over the next 3-5 years*
  - Currently ~20-30% outsourced
- **Growth in Discovery Chemistry and other downstream services** accelerated by pharma outsourcing
  - Service biology, DMPK/ADME, formulation, process research, bioanalytical chemistry, manufacturing
- Emerging opportunity for **Manufacturing** services
  - Active pharmaceutical ingredients (APIs) for clinical trials and commercial-scale manufacturing
- Emerging opportunity for GLP **safety assessment in China**

* Source: Citigroup Global Markets, Deutsche Bank and Company estimates.

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Enhances Top-Line Growth Potential by 200 BPS

Segment	'11-'13E Growth Potential
Research Models & Services 	*Mid-single-digit revenue CAGR*
Preclinical Services 	*Up to 10% revenue CAGR*
Discovery Services* 	*Mid-teens revenue CAGR*

Scale: *0%* — *+10%* — *+20%*

Growth Drivers

Research Models & Services
- Improved demand for models used in toxicology
- Standard ~2% average annual price increase
- Continued double-digit growth of In Vitro business

Preclinical Services
- Demand improves as clients refocus spending on preclinical compounds and reduce internal infrastructure
- Pricing gradually improves as capacity fills

Discovery Services
- Enhanced outsourcing penetration for discovery chemistry and other services
- Ramp up of commercial-scale manufacturing services
- Continued growth of China-based laboratory services

* Based on 2009 reported revenues, Discovery Services is comprised of WuXi's business ($270M), excluding its U.S.-based Laboratory Services business ($64M) and toxicology services, and including Charles River's Discovery and Imaging Services business (~$20M – partial year for Piedmont and Cerebricon).

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Revenue Synergies

o    ________ Cross-selling and combined sales force create incremental opportunity to drive more business upstream and downstream with existing and prospective clients based on unprecedented scope of early-stage portfolio

o    Increased presence and scale in the emerging China
     market

o    Mid-tier and academic accounts where WuXi has limited penetration and CRL has significant share

o    Leverage CRL sales force of ~200 professionals to drive strategic outsourcing

o    Focus on expanding existing client partnerships

     o    Cross-selling opportunities

These synergies further enhance top-line growth potential

                                                                   charles river

Significant Cross-Selling Opportunities

Combined Top 20 Clients ('09)		CRL Rank	WX Rank
1	Large Pharma	Top 10	Top 5
2	Large Pharma	Top 5	Top 10
3	Large Pharma	Top 5	Top 5
4	Large Pharma	Top 5	Top 5
5	Large Biotech	Top 5	Top 10
6	Academic/Government	Top 5	**
7	Large Pharma	Top 10	Top 5
8	Large Pharma	Top 10	Top 10
9	Large Pharma	Top 10	**
10	Large Biotech	Top 10	**
11	Large Pharma	Top 20	Top 10
12	Mid-tier Pharma	Top 20	Top 5
13	Mid-tier Pharma	Top 20	**
14	Large Pharma	Top 20	**
15	Large Pharma	Top 20	Top 10
16	Large Biotech	Top 20	**
17	Mid-tier Pharma	Top 20	**
18	Large Biotech	Top 20	**
19	Mid-tier Pharma	Top 20	**
20	Large Biotech	Top 20	**

TOP 20 CLIENTS ~45% OF COMBINED '09 SALES

Each Top 3 client 5%-6% of combined '09 sales

- WX holds more significant presence
- CRL holds more significant presence
- Similar exposure for CRL & WX
- ** Less than 1% of WX '09 sales (or no sales)

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Enthusiastic Client Response

o    ________ Senior management of CRL and WX each have reviewed the transaction with their respective top 20 pharmaceutical and biotechnology clients

     o    Response has been overwhelmingly positive

     o    Follow-up meetings have been scheduled/initiated

o    ________ Clients are viewing this transformational combination as a strategic fit for the combined company, which offers them the opportunity to acquire more products and services from a single, larger entity

     o    Clients are requesting a more integrated approach to buying end-to-end services across the drug development continuum

o    Value of CRL brand seen as an advantage in terms of standardizing products and services in China

                                                                   charles river

  Leverages Increasing Strategic Importance
  of China

o    Supportive of global pharmas who view China as the new frontier for drug development

o    Pharmas are taking advantage of cost leverage by placing chemistry in hina

     o    Lower cost, highly skilled scientists with advanced degrees

o    Emerging opportunities for chemistry, safety assessment and manufacturing services as clients advance development activities in
     China

     o    Charles River gains largest early-stage provider in China

o    Enables clients to choose where to place work

                                                                   charles river

The New CRL Revenue Base*

Europe 22%
North America 58%
China 15%
ROW 5%

Leveraging the increasing strategic importance of China

* Based on FY 2009 combined sales. WuXi's information is as disclosed in its
Form 20-F filed with the SEC on 04/23/2010 and other public documents.

                                                                   charles river

2011 Combined Financial Outlook(1)

o    Does not include the positive impact of expected revenue synergies from cross-selling and combined sales force

o    Increasingly accretive beyond 2011

(1)  Combined financial information is presented as a supplementary non-GAAP financial measure, and is not intended to be superior to or a substitute for any financial measure prepared in accordance with GAAP. Furthermore, combined financial information is not equivalent to pro forma financial information as may be included in any proxy statement Charles River will file with the SEC in connection with this transaction. For example, combined financial information does not give effect to adjustments likely to be found in pro forma financial information such as increased amortization and depreciation. Items excluded from non-GAAP EPS consist of all deal-related costs including repatriation impact.

(2)  Reflects weakening of the Euro and British Pound on foreign exchange.

                                                                   charles river

2011 General Assumptions[1]

- New debt of **<$950M**
    - Existing term loan is repaid
  - Debt amortization begins in 4Q10 (after close)
    - Expect to **accelerate repayment** with cash flow
- **~4.5%** average interest rate on new debt
  - Term A rate expected to be LIBOR plus 275bps
- Consolidated CRL non-GAAP tax rate expected to be **~25%-26%**
- **~86-87M** CRL fully diluted shares outstanding post-close
- Expect to recognize **~$20M of cost synergies**

(1) Combined financial information is presented as a supplementary non-GAAP financial measure, and is not intended to be superior to or a substitute for any financial measure prepared in accordance with GAAP. Furthermore, combined financial information is not equivalent to pro forma financial information as may be included in any proxy statement Charles River will file with the SEC in connection with this transaction. For example, combined financial information does not give effect to adjustments likely to be found in pro forma financial information such as increased amortization and depreciation. Items excluded from non-GAAP EPS consist of all deal-related costs including repatriation impact.

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Synergies

Public company and corporate expenses

o    Reduction of Board, SOX, audit, legal, stock exchange, insurance and related expenses

o    Elimination of duplicative corporate overhead and support functions

Other SG and A

o    Leverage greater purchasing power in vendor procurement relationships

o    Streamline duplicative sales and marketing efforts

o    Improve working capital management

Refinement of certain operating units

o    Specific plans to be determined post-close

Revenue synergies

o    Meaningful opportunities exist

o    Cross-selling within existing clients - upstream/downstream

o    Leverage CRL sales force to expand WuXi's penetration of small/mid-sized and academic accounts

Expect ~$20M in annual cost synergies, beginning in '11

                                                                   charles river

Integration Planning Well Underway

o    Minimal business overlap simplifies integration process

o    Corporate integration team jointly headed by:

     o    CRL: David P. Johst, EVP, Human Resources, General Counsel and CAO

     o    WX: Edward Hu, COO

o    Nine operational sub-teams already established and meeting to develop
     100-day plan to be implemented immediately following close

o    Primary focus on revenue synergies

     o    Maximize sales organization

     o    Cross selling opportunities

                                                                   charles river

Management Continuity

- Top WuXi executives to join CRL management team (**3-year employment agreements**)
  - **Ge Li, PhD**: Corporate EVP and President, Global Discovery and China Services
    - Joins CRL Board, along with two additional directors chosen by WuXi
    - Founded WuXi in 2000; previously helped found Pharmacopeia; PhD in organic chemistry from Columbia University
  - **Edward Hu**: Corporate SVP and General Manager, Global Discovery and China Services
    - 11 years of U.S. pharmaceutical/biotech experience; held managerial positions at Merck and Biogen Idec; Chief Operating Officer at Tanox
  - **Shuhui Chen, PhD**: Corporate SVP and General Manager, Chemistry Services and Chief Scientific Officer, China
    - 13 years of U.S. pharmaceutical/biotech experience at Vion, Eli Lilly and Bristol-Myers Squibb; PhD in organic chemistry from Yale University
  - **Suhan Tang, PhD**: Corporate VP and General Manager, Manufacturing Services
    - 7 years of U.S. pharmaceutical experience at Schering-Plough; PhD in organic chemistry from Columbia University

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Cultural Fit

- WuXi is a client-focused service organization
  - Excellent client retention
    - **100% retention of top 10** clients ('07-'09)
  - **~90%** of WuXi's **sales** generated from **US** and **European** clients
- WuXi shares CRL's employee-centric culture
- Scientific depth and expertise differentiates CRL and WuXi from the competition
  - WuXi has ~2,000 scientists with advanced degrees
  - CRL has ~500 scientists with advance degrees
- WuXi operates a **"Westernized" culture**
  - Most of management team has graduate degrees from U.S. universities and significant work experience at U.S. pharma and biotech companies
  - NYSE-listed company, foreign filer with the SEC and uses a "Big 4" auditor (Deloitte & Touche)
  - SOPs and client communications in English

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Transaction Timeline

o    Preliminary proxy statement filed June 1, 2010

o    Voluntarily withdrew initial HSR filing June 8, 2010 and intend to re-file today (June 10)

     o    Procedural step to provide the FTC with an additional 30 days to review

o    ________ Still on track to close by 4Q10, subject to approval by each company's shareholders and the satisfaction of customary closing conditions and regulatory approvals

     o    Shareholder approval process:

     o    SEC review process (early Summer), followed by

     o    Cayman Courts review process

          o    Initial court filings (early Summer)

          o    Mailing to shareholders (mid-Summer) (both companies)

          o    Shareholder meetings (late-Summer) (both companies)

          o    Final Caymans Courts approval (late Summer/early Fall)

                                                                   charles river

A Transformational Combination

o    First fully integrated global early-stage CRO

o    Overwhelmingly positive response from top 20 clients

o    Creates opportunities for substantial revenue synergies due to unique portfolio and global footprint

o    Generates profitable revenue growth, driving long-term return on investment charles river

Accelerating Drug Development. Exactly.

                                      CRL
                                     LISTED
                                      NYSE

                                                                   charles river

(c) 2010 Charles River Laboratories International, Inc.